ARBITRON

Business Overview

Stephen Morris
President & Chief Executive Officer

ARBITRON

Safe Harbor Statement

Statements made in this presentation that are not historical in nature, particularly those regarding expected performance in 2002 and future years, are forward-looking statements. These forward-looking statements are based on current expectations and assumptions, and entail various risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors known by the company that could cause such material differences are discussed from time to time in Arbitron's filings with the Securities and Exchange Commission, including in particular the risk factors discussed under the caption "ITEM 1. BUSINESS - Business Risks" in our Annual Report on Form 10-K.

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Company Profile

- 51 years in business
- Audience measurement pioneer
- $228M revenue / 1,110 employees
- Spun out of Ceridian 4/1/01
  - » NYSE "ARB"

Unique Investment Opportunity

1. Strong platform for growth
   - Global credentials in media research/information
   - Long-term customer relationships
   - Recurring revenues/high margins/strong cash flow
   - Broad penetration of media industry
   - Stable, motivated organization

Unique Investment Opportunity (cont'd.)

2. Rapidly changing/growing market
   - High demand for information
3. Major growth initiatives ready for market

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Mission

"A Global Leader in Media Information"

U.S. Based → Global

Radio → Media (Multimedia)

Data → Information

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Core Products
"Must Have" for Buy/Sell

- Ratings
- "Qualitative" research (Multimedia purchase data)
- Application software

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SCARBOROUGH

TAPSCAN Software Suite

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Unique Breadth of Market Presence



3,875 Radio Stations
1,723 Agencies
13 Outdoor Customers
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434 Advertisers
362 Television Stations
172 Cable Customers
116 Newspapers

Established Client Base

Young & Rubicam Inc.

MediaOne Group

BBDO

Disney

AT&T

J. Walter Thompson

McCANN-ERICKSON WORLDGROUP

COX RADIO, INC.

COMCAST

Leo Burnett

infinity

abc

Coca-Cola

ANHEUSER-BUSCH

CABLEVISION

TIME WARNER

All logos represent registered trademarks.

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Revenue Composition

Radio-Related Revenue	84%
All Other	16%
	100%

Ratings	73%
Software	15%
Qualitative	9%
International	3%
	100%

Highly Favorable Industry Trends

- Proliferation
  - » New customers
- Globalization
  - » Demand for universal standard of measurement
- Consolidation
  - » Integrated information for cross-platform selling
  - » Aggressive users of information
- Accountability
  - » Quantify cause/effect of advertising

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Radio Consolidation

Positives	Negatives
100% group renewals	Price negotiation
Multiyear contracts	
All services	
New stations	
"Group" products	
Cross-platform selling	

Aggressive Three-Pronged Strategy

1. Protect/build audience measurement core
2. Develop media and marketing applications of PPM
3. Develop Internet measurement

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Strategies

1. Protect/build audience measurement core
   - Build customer satisfaction
   - Add value with "qualitative" and software
   - Expand to national radio (RADAR®)
   - Extend to new media (outdoor, other)
   - Develop single-source multimedia (PPM)
   - Expand geographically
     - *PPM (Europe, Asia)*
     - *Diary (Mexico, Latin America)*

Successful Radio Penetration

Substantial Growth from All Products



4,000
3,000
2,000
1,000
0
Number of Stations
1993
1994
1995
1996
1997
1998
1999
2000
2001
Radio Ratings
Access Software
Purchase Data
MapMAKER
TAPSCAN
PD Advantage

Strategies (cont'd.)

2. Develop media and marketing applications of PPM
3. Develop Internet measurement
   - Media and marketing
   - Link to PPM

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PPM – What Is It?

- Personal, portable, passive meter
- Single-source measure of all audible media
  - TV, cable, radio, streaming via Internet
- Tie-in to other media (outdoor, in-store, print, etc.)

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PPM – How It Works


Phone Wire
Satellite
Internet
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Modem to Arbitron
TV or Radio Broadcast
Encoder
Unique Station Codes
TV/Radio Tower
Radio
Encoded Audio
PPM
Recharging Unit
Cable and Broadcast TV
Cable Head End

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PPM – Benefits

- Single source
  - » Efficient, more precise media targeting
- Multimedia
  - » Spread the cost; larger sample size
- Portable
  - » Away-from-home measurement
- Electronic/passive
  - » Handle complexity of proliferation and time shifting
- Single-source linkage to product purchase database

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PPM – Status

- Successful alpha test in Wilmington, DE, in 2001
- Rolling out Philadelphia beta right on schedule
  - » Results in May
- Solid customer support
  - » Buyers and sellers
- Continued progress on Nielsen partnership
- International partnership with Taylor Nelson Sofres
  - » Singapore, Netherlands, others

PPM – Commercial Deployment
(Assuming JV)

- Philadelphia
  - » Early 2003
- Three additional large markets
  - » Mid-2003
- Thereafter per market demand
- If no JV, pursue other PPM applications

Strategies (cont'd.)

3. Develop Internet measurement
   - Refocus away from separate "streaming" measurement
   - Seek to
     - *Link Internet audience to PPM (single source)*
     - *Link online and offline media audiences to product purchase*
   - Objective
     - *Products in market in late 2002/early 2003*

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Experienced Management Team

Name	Title	Industry Experience (Years)
Steve Morris	President & CEO	Arbitron (9) Spectra Marketing (3) Vidcode (3) General Foods/ Maxwell House (17)
Bill Walsh	EVP & CFO	Arbitron/Ceridian (37)
Marshall Snyder	President—Cable and PPM	Arbitron (36)
Pierre Bouvard	President— Internet/New Ventures	Arbitron (13) Industry Consultant (5)
Owen Charlebois	President—U.S. Media	Arbitron (1) BBM Canada (10) Other Research (13)

Financial Overview

Bill Walsh
Executive Vice President, Finance and Planning
& Chief Financial Officer

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Arbitron: Growing Revenue, High Steady Margins ($ in millions)



1996-2001 Revenue CAGR = 10.4%
$250
$200
$150
$100
$50
$0
50%
40%
30%
20%
$44
$134
32.8%
$45
$144
31.3%
$56
$174
32.2%
$66
$190
34.7%
$75
$207
36.2%
$76
$228
33.2%
1996
1997 (1)
1998
1999
2000
2001
EBIT
Revenue
EBIT Margin

(1) Excludes $4.3 million write-off related to discontinued operations.

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Financial Objectives

- Continue growth and profitability of core franchise
  - » Customer satisfaction
  - » Additional market penetration
  - » Cross-selling
  - » New markets
  - » New services
- Successfully manage necessary investments
  - » PPM development and rollout
  - » Internet

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Financial Objectives
Growth and Profitability (Excluding Acquisitions)

	2001	2002	2003–2004	2005–2006
Revenue Growth	10%	9%–11%	9%–12%	12%–14%
EBIT Margin	33%	33%–35%	33%–35%	35%–37%
NEAT Growth	(19%)	14%–16%	14%–20%	18%–22%

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Capitalization December 31, 2001

	($ in millions)
Cash	$21.0
Total Debt	205.0
Shareholder's Equity	(169.1)
Total Book Capitalization	$35.9
Key Credit Statistics:	
Total Debt/EBITDA	2.6x
EBITDA/Interest Expense	3.5